Exhibit 10.02
GLU MOBILE INC.
(formerly known as Sorrent, Inc.)
2001 SECOND AMENDED AND RESTATED
STOCK OPTION PLAN
Adopted on December 19, 2001
Amended on October 8, 20021
Amended on April 14, 20032
Amended on June 3, 20043
Amended on December 8, 20044
As Amended on February 24, 20055
As Amended on April 19, 20056
As Amended on September 12, 20057
As Amended on September 7, 20068
SECTION 1. ESTABLISHMENT AND PURPOSE.
The Board of Directors of the Company hereby adopts this 2001 Stock Option Plan (the “Plan” or this “Plan”), subject to shareholder approval, for the following purposes: to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to Employees, Consultants and Outside Directors of the Company who render Services to the Company and to promote the success of the Company’s business. Options granted under this Plan may be ISOs or Nonstatutory Options, as determined by the Plan Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.
Capitalized terms are defined in Section 10 or in the context of their use throughout this Plan.
SECTION 2. ADMINISTRATION.
     (a) Plan Administrator. This Plan shall be administered by the Plan Administrator, which shall be either the entire Board of Directors or an authorized Committee thereof, which shall have such authority and be responsible for such functions as the Board of Directors may from time to time assign to it. The Plan Administrator may delegate to certain officers of the Company or other individuals limited authority to grant Options. After the date, if any, upon which the Company becomes subject to the Exchange Act, this Plan will be administered in compliance with the requirements of any applicable state, federal and foreign laws, including without limitation Rule 16b-3 of the Exchange Act and requirements relating to payment of performance-based compensation under Section 162(m) of the Code.

[1]	Increased pool from 1,440,000 to 2,500,000 shares of common stock with an additional 1,060,000 shares.

[2]	Increased pool from 2,500,000 to 5,744,922 shares of common stock with an additional 3,244,922 shares.

[3]	Increased pool from 5,744,922 to 6,744,922 shares of common stock with an additional 1,000,000 shares.

[4]	Increased pool from 6,744,922 to 7,244,922 shares of common stock with an additional 500,000 shares.

[5]	Increased pool from 7,244,922 to 7,544,922 shares of common stock with an additional 300,000 shares.

[6]	Increased pool from 7,544,922 to 9,244,922 shares of common stock with an additional 1,700,000 shares.

[7]	Increased pool from 9,244,922 to 10,494,922 shares of common stock with an additional 1,250,000 shares.

[8]	Increased pool from 10,494,922 to 13,494,922 shares of common stock with an additional 3,000,000 shares.

     (b) Authority of the Plan Administrator. Subject to the provisions of this Plan, including without limitation Section 7(a) below, the Plan Administrator shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of this Plan, to interpret this Plan and to enact rules for its efficient administration. The Plan Administrator shall have the authority, in its discretion, to determine which Employees, Consultants and Outside Directors will receive an Option grant, the time or times when such grant shall be made, whether an ISO or a Nonstatutory Option shall be granted, the number of Offered Shares that may be issued under each Option, and such other matters as this Plan shall leave to the discretion or authority of the Plan Administrator. In making such determinations, the Plan Administrator may take into account the nature of the Services rendered by these individuals, their present and potential contribution to the success of the Company, and such other factors as the Plan Administrator in its discretion shall deem relevant. All decisions, interpretations and other actions of the Plan Administrator shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.
SECTION 3. ELIGIBILITY.
     Employees, Consultants and Outside Directors who render Service to the Company (or any Subsidiary of the Company) may be eligible for the grant of Options under this Plan. ISOs may only be granted to Employees.
SECTION 4. SHARES SUBJECT TO PLAN.
     The Shares offered and issued pursuant to Options granted under this Plan shall be authorized but unissued Shares. Subject to the provisions of this Section 4, the aggregate number of Shares that may be either offered pursuant to unexercised Options granted and outstanding, or issued upon exercise of Options, at any time under this Plan, shall not exceed 13,494,922 Shares (the “Share Limitation”). For purposes of calculating the Share Limitation at any time, any Shares that had been offered under Options that have expired or terminated, in whole or in part, as of a certain date and any Shares that had been issued upon the exercise of Options but which the Company subsequently reacquired on or before a certain date, shall (a) not be deemed to be Shares that are either offered, outstanding or issued as of such date, and (b) again be available to be offered and issued pursuant to Options granted under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available out of its authorized capital sufficient Shares to satisfy its obligations pursuant to outstanding Options, to the extent then currently exercisable or capable of future exercise pursuant to the terms thereof and the requirements of this Plan.
SECTION 5. TERMS AND CONDITIONS OF OPTIONS.
     (a) Stock Option Agreement. Each grant of an Option under this Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions that are not inconsistent with this Plan, as set forth in the applicable Stock Option Agreement approved by the Plan Administrator for use in connection with such Option grant. The provisions of the various Stock Option Agreements entered into under this Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Offered Shares that are subject to the Option.
     (c) ISO Treatment. Each Stock Option Agreement pursuant to which an Option is granted to an Employee shall specify whether the Option is intended to be an ISO. In the absence of such express specification, the Option shall be deemed to be a Nonstatutory Option. Notwithstanding any such specification, (i) if the Plan Administrator confers any material additional benefit to the Optionee who has been granted an Option specified as an ISO beyond the original terms of the applicable Stock Option Agreement evidencing such an Option, including without limitation, by accepting payment in any form of legal consideration for Offered Shares other than the forms of payment originally set forth in the Stock Option Agreement as contemplated under Section 5(d) below, the Optionee shall assume the risk that his or her Option may henceforth be treated as a Nonstatutory Option; and (ii) to the extent that the aggregate Fair Market Value of the Shares with respect to Options designated as ISOs are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds the limit set forth in Code Section 422(d) (currently $100,000), such excess Options shall be treated as Nonstatutory Options.
     (d) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price payable for the Offered Shares upon exercise of the Option. The Exercise Price payable for Offered Shares subject to an ISO shall not be less than 100% of the Fair Market Value of a Share as of the Grant Date. The Exercise Price payable for Offered Shares subject to a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share as of the Grant Date. Notwithstanding the foregoing, in the case of any Option granted to a 10% Holder, the Exercise Price payable for the Offered Shares subject to such Option must be at least 110% of the Fair Market Value of a Share as of the Grant Date. Subject to the preceding sentences, the Exercise Price payable for Offered Shares subject to any Option shall be determined by the Plan Administrator in its discretion. The aggregate Exercise Price payable for Offered Shares issued upon the exercise of any Option granted under this Plan shall be paid to the Company in cash or cash equivalents or in such other form or forms of legal consideration as may be acceptable to the Plan Administrator, in its discretion at the time when such Shares are purchased, except as otherwise provided herein.
     (e) Withholding Taxes. As a condition to the exercise of an Option and the purchase of the Offered Shares thereunder, the Optionee shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the Transfer of any Offered Shares acquired by exercising an Option.
     (f) Vesting, Exercise and Repurchase. Subject to the requirements of the California Regulations described below, the Plan Administrator shall have the discretion to determine and cause to be set forth in the applicable Stock Option Agreement, the date or dates and/or the event or events upon which (a) any Option or portion thereof may be exercised for the first time, and (b) any Offered Shares will be deemed “Vested” within the meaning set forth in

Section 5(f)(i) below. In the absence of such specification in a Stock Option Agreement, the following rules shall apply:
     (i) Default Vesting Schedule. In addition to any other repurchase right that the Company may have with respect to any Offered Shares, the Company shall have an assignable right and option (the “Company Repurchase Option”) to repurchase such Offered Shares at a price per Share equal to the Exercise Price, which shall be subject to appropriate adjustments for any Recapitalization Event, payable in the form of cash or for cancellation of indebtedness to the Company incurred by the Optionee in purchasing the Offered Shares, at any time during the 90-day period that shall commence on the later of (a) the Optionee’s Service Termination Date, or (b) if applicable, the last date that the Optionee purchases any of the Offered Shares upon the exercise of the Option, provided that the Company Repurchase Option shall lapse with respect to specified amounts of the total number of Offered Shares originally offered under an Option (which Shares will then be deemed to be “Vested”) as follows: one-quarter (1/4) of the total number of Offered Shares (rounded to the nearest whole Share) subject to the Option shall become Vested as of the first anniversary of the Vesting Start Date; and one-forty-eighth (1/48) of the total number of Offered Shares (rounded to the nearest whole Share) subject to the Option shall become Vested as of the last day of each calendar month following the first anniversary of the Vesting Start Date, subject to the condition in the case of each such Vesting date that the Optionee continues to provide Service as of such date.
     (ii) Default Exercise Schedule. Unless otherwise stated in the applicable Stock Option Agreement, an Option may first be exercised as to the Offered Shares subject to the Option as of, and only as of, the dates when those Shares first become Vested (as set forth in Section 5(f)(i) above), such that as of the date when all of the Offered Shares subject to the Option are fully Vested, the entire Option may be exercised.
Notwithstanding the above, in accordance with the California Regulations, the Plan Administrator shall not grant an Option to an Employee other than an officer of the Company that would first become exercisable and Vested at a rate that is slower than the following: 20% of the total number of Offered Shares subject to the Option on and after the first anniversary of the Grant Date, and an additional 20% of such Offered Shares subject to Option on or after each subsequent anniversary of the Grant Date, such that the entire Option may be exercised and the Offered Shares shall become Vested as of the fifth anniversary of the Grant Date, subject to the condition in each case that the Optionee continues to provide Service.
     (g) Leaves of Absence. For purposes of this Plan, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and either (x) the leave is for fewer than three months or (y) the Optionee’s return to Service is guaranteed by statute or contract, or as otherwise provided by Company policy as adopted from time to time.
     (h) Basic Term. Each Stock Option Agreement shall specify the maximum term of the Option, provided that in no event may the maximum term exceed ten years commencing on the Grant Date. In the case of an ISO granted to a 10% Holder, such ISO by its terms may not be exercised after the date that is five years after the Grant Date. An Optionee may exercise all or part of his or her Option at any time before the expiration of the term of such Option under this Section 5(h) or Section 5(i) below, but only to the extent that the Offered Shares underlying such Option have become Vested on or before the Optionee’s Service Termination Date (including, to the extent applicable, as a result of such termination of Service).
     (i) Special Term. Each Stock Option Agreement shall expire as of the close of business for the Company on the earliest of the following dates:
     (i) The expiration date of the Option term determined pursuant to Section 5(h) above;
     (ii) In the event an Optionee’s Service terminates as a result of a disability, the date that is six months after the Optionee’s Service Termination Date;
     (iii) The date 12 months after the Optionee’s death, or such later date as the Plan Administrator may determine;
     (iv) The date three months after the Optionee’s Service Termination Date resulting from any reason other than Cause, disability or death; or
     (v) The Optionee’s Service Termination Date resulting from Cause, or such later date as the Plan Administrator may determine (not to exceed 30 days).
In the event an Option expires pursuant to Section 5(i)(iii) above, all or part of the Option may be exercised at any time before such expiration by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Offered Shares underlying such Option had become Vested on or before the Optionee’s Service Termination Date (including, to the extent applicable, as a result of such termination). In the event that an Optionee dies after his or her Service Termination Date, but before the expiration of his or her Option, all or part of such Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Offered Shares underlying such Option had become Vested on or before the Optionee’s Service Termination Date (including, to the extent applicable, as a result of such termination).
     (j) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Offered Shares until such person becomes entitled to receive such Offered Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option and this Plan.
     (k) Modification, Extension, Assumption and Termination of Options. Within the express limitations of this Plan, the Plan Administrator may modify, extend, assume or terminate outstanding Options or may accept the cancellation of outstanding Options in return for the grant of new Options for the same or a different number of Offered Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification or termination of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option, and no Option designated as an ISO shall be subject to modification, renewal or extension without Optionee’s consent.
     (l) Restrictions on Transfer of Shares. Any Offered Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase (in addition to any Company Repurchase Option), rights of first refusal and other Transfer restrictions as the Plan Administrator may determine, consistent with the requirements of the California Regulations. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
     (m) Nontransferability. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. Subject to the preceding sentence, Options granted under this Plan and the rights and privileges conferred thereby shall not be Transferred, except upon the death of the Optionee by will or under the laws of descent or distribution.
SECTION 6. ADJUSTMENT OF SHARES.
     (a) Changes in Capitalization. In connection with a Recapitalization Event, the Board of Directors shall make appropriate adjustments to the number and kind of Offered Shares covered by each outstanding Option under this Plan and such adjustments shall be final, binding and conclusive, subject to any required action by the Company’s shareholders.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board of Directors shall notify each Optionee a reasonable period of time prior to such action so that each such Optionee will be given an opportunity to exercise the then exercisable portion of such Options. To the extent it has not been previously exercised, each outstanding Option will expire immediately prior to the consummation of such proposed action.
     (c) Change in Control Transaction. In the event of a Change in Control Transaction, the Company shall endeavor to cause the Successor Entity (or its parent or Subsidiary) in such transaction either to assume all of the outstanding Options at the consummation of such transaction (the “Closing”), or to grant (or cause to be granted) in substitution thereof substantially comparable options of such Successor Entity (or of its parent or its Subsidiary). If the Successor Entity (or its parent or Subsidiary) is unwilling to either assume all such Options, or grant substantially comparable options in substitution of all such Options, on terms that are acceptable to the Company as determined by the Board of Directors in the exercise of its discretion, then the Board of Directors may, at its discretion, deem (i) all or a portion of the total number of the Offered Shares subject to Outstanding Options that would not otherwise be Vested as of the Closing to be Vested immediately prior to the Closing, (ii) all or a portion of the total number of Offered Shares subject to outstanding Options that would not otherwise be exercisable as of the Closing to be exercisable immediately prior to Closing, and (iii) the Company will notify all Optionees holding outstanding Options of the foregoing and give each such Optionee an opportunity to exercise the then exercisable portion of such Options immediately prior to the Closing.

     (d) Reservation of Rights. Except as provided in this Section 6, except to the extent an Optionee holds Shares issued upon exercise of an Option in accordance with the terms of this Plan and such Optionee’s Stock Option Agreement, an Optionee shall have no rights by reason of (i) any Recapitalization Event, (ii) the payment of any dividend or other distribution on outstanding shares of the Company, or (iii) any other increase or decrease in the number of authorized or issued shares of any class. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or shares of the Company) without receipt of consideration by the Company, the Plan Administrator may, in its discretion, appropriately adjust the Exercise Price per Share covered by each outstanding Option to reflect the effect of such distribution. Except as expressly provided in Section 6(a) above, any issuance by the Company of shares, or securities convertible into shares, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Offered Shares, or the Exercise Price thereof, subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate or Transfer all or any part of its business or assets.
SECTION 7. SECURITIES LAW REQUIREMENTS.
     (a) General. Notwithstanding any other provision of this Plan, Options may be granted, and Shares issued upon the exercise thereof by an Optionee, only after and on the condition that there has been compliance with the Securities Act and all other applicable federal, state and foreign securities laws. The Company will not be required to list, register or qualify any Option or Offered Shares issued upon the exercise thereof upon any securities exchange, under the Securities Act or any other applicable federal, state or foreign law or regulation, or with the Securities and Exchange Commission or any state or foreign agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board of Directors determines in its discretion, that such listing, registration or qualification of the Option or Offered Shares issued upon exercise thereof, or any consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of the Offered Shares issued upon exercise thereof, then an Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board of Directors, in its discretion. The Plan Administrator shall adopt and enforce reasonable measures, including appropriate provisions within each Stock Option Agreement entered into with an Optionee who is granted an Option under this Plan, to ensure that no Offered Shares acquired upon the exercise of any Option are Transferred except in full compliance with the Securities Act and all other applicable federal, state and foreign securities laws and regulations.
     (b) Financial Reports. Prior to the earlier of an Initial Public Offering or the date on which the Company is required to file its annual financial statements with the Securities and Exchange Commission under the Exchange Act (or with any other applicable securities regulatory body under applicable law), the Company annually will provide the Company’s financial statements (which statements need not be audited) to Optionees under this Plan (except with respect to any Optionee who is an Employee whose duties with the Company assure him access to equivalent information), provided that the Plan Administrator may include reasonable provisions in each Stock Option Agreement to protect the confidentiality of such information against the wrongful use or disclosure by the recipient of such information.
SECTION 8. NO RETENTION RIGHTS.
Nothing in this Plan or in any right or Option granted under this Plan shall confer upon any Optionee any right to continue in the Service of the Company (or any Subsidiary of the Company, as the case may be) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary of the Company, as the case may be) employing or retaining the Optionee, which rights are hereby expressly reserved, to terminate his or her Service at any time and for any reason, with or without cause.
SECTION 9. DURATION AND AMENDMENTS.
     (a) Term of the Plan. This Plan became effective when adopted by the Board of Directors on December 19, 2001 and shall be approved by the Company’s shareholders within 12 months of such adoption. The Plan shall terminate automatically ten years after its adoption by the Board of Directors, and may be terminated on any earlier date pursuant to Section 9(b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate this Plan at any time and for any reason; provided that any amendment of this Plan that increases the Share Limitation set forth in Section 4, or that materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company’s shareholders. Except as required by applicable law or regulation (including the requirements of any stock exchange or a national market system), shareholder approval shall not be required for any other amendment of this Plan.
     (c) Effect of Amendment or Termination. No Shares shall be issued or sold by the Company under this Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under this Plan.
     (d) Choice of Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Plan, the construction of its terms and the interpretation of the rights and duties of the parties hereunder and under any Stock Option Agreement. Any party may seek to enforce its rights under this Plan or any Stock Option Agreement entered into under this Plan in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.
SECTION 10. DEFINITIONS.
     (a) “10% Holder” shall mean an individual or entity who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company as determined by the attribution rules of Section 424(d) of the Code.

     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time acting directly or, to the extent permitted by applicable law, acting by delegation through an authorized Committee.
     (c) “California Regulations” shall mean the regulations of the California Commissioner of Corporations that must be complied with in order for the Options granted and Shares issued under this Plan to qualify for the exemption provided under Section 25102(o) of the California Corporate Securities Law of 1968, as amended.
     (d) “Cause” shall mean a determination by the Company that there exists grounds for a termination of an Optionee’s Service based upon any of the following actions or events in which the Optionee is believed to be culpable: the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, gross negligence, or any other misconduct as the Board of Directors or officers of the Company may determine.
     (e) “Change in Control Transaction” shall mean the acquisition of all or substantially all of the Company’s assets or the acquisition of the Company by another entity (the “Successor Entity”) by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the Successor Entity in which the holders of the capital shares of the Company then hold less than fifty percent (50%) of the voting securities of the Successor Entity.
     (f) “Closing” shall have the meaning set forth in Section 6(c) above.
     (g) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (h) “Company Repurchase Option” shall have the meaning set forth in Section 5(f) above.
     (i) “Committee” shall mean a committee of the Board of Directors consisting of one or more members of the Board of Directors.
     (j) “Company” shall mean Glu Mobile Inc., a corporation formed under the laws of the State of California.
     (k) “Consultant” shall mean an individual or entity who performs Service as a consultant or advisor, excluding Employees and Outside Directors.
     (l) “Donative Transfer” shall mean any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor.
     (m) “Employee” shall mean any individual who is a common-law employee of the Company, and includes any director who is such a common-law employee. The payment of a director’s fee to a director shall not itself be enough to constitute employment of such director.
     (n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (o) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Plan Administrator in the applicable Stock Option Agreement.
     (p) “Fair Market Value” shall mean, as of any date, the fair market value of Shares determined as follows:
     (i) If the Shares are listed on any established stock exchange or a national market system including without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Shares for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;
     (ii) If the Shares are quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or
     (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator in compliance with the requirements of the California Regulations. Such determination shall be conclusive and binding on all persons.
     (q) “Grant Date” shall mean, with respect to any Option granted under this Plan, the effective date of such grant, which shall in no event be earlier than (a) the date such grant is approved by the Plan Administrator, or (b) the Service Start Date, whichever is later.
     (r) “Initial Public Offering” shall mean the first listing of the shares of capital stock of the Company on any established stock exchange or national market system imminently following the declaration of effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission of the United States of America under the Securities Act, in connection with a sale and issuance of such shares of capital stock in which the gross proceeds to the Company from such transaction equals or exceeds $15,000,000.
     (s) “Involuntary Transfer” includes, without limitation, any of the following: (A) an assignment for the benefit of creditors of the transferor; (B) a Transfer by operation of law; (C) an execution of judgment against, or an acquisition of record or beneficial ownership, by a lender or creditor; (D) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (E) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

     (t) “ISO” shall mean an incentive stock option described in Section 422(b) of the Code.
     (u) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (v) “Offered Shares” shall mean the Shares that are being offered to an Optionee, pursuant to the Option granted to the Optionee, which may be acquired by the Optionee upon exercise of the Option, pursuant to the terms and conditions of this Plan and the Stock Option Agreement evidencing such Option, and includes such other securities and other property as may be distributed to the holders of Shares, as an adjustment made upon a Recapitalization Event by the Board of Directors pursuant to Section 6 of this Plan.
     (w) “Option” shall mean an ISO or Nonstatutory Option granted under this Plan and entitling the holder to purchase Shares.
     (x) “Optionee” shall mean an individual who holds an Option.
     (y) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (z) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (aa) “Plan” shall mean this Glu Mobile Inc. 2001 Stock Option Plan.
     (bb) “Plan Administrator” shall mean the Board of Directors or an authorized Committee thereof appointed pursuant to Section 2(a) of this Plan.
     (cc) “Recapitalization Event” shall mean an increase or decrease in the number of issued and outstanding Shares resulting from a share split, reverse share split, share dividend, combination, adjustment in conversion ratio, recapitalization or reclassification of the Shares, the declaration of an extraordinary dividend, or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”
     (dd) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (ee) “Service” shall mean bona fide service to the Company (or any Subsidiary of the Company) as an Employee, Outside Director or Consultant. For all purposes under this Plan, Service shall be deemed to continue notwithstanding an individual’s change in status among the positions of Employee, Outside Director and Consultant.
     (ff) “Service Start Date” shall mean the date on which an Optionee’s Service commences.

     (gg) “Service Termination Date” shall mean the last date on which an Optionee provides any Service, as determined by the Plan Administrator in its discretion.
     (hh) “Share” shall mean a fully-paid and non-assessable share of the common stock of the Company.
     (ii) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
     (jj) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.
     (kk) “Successor Entity” shall have the meaning as set forth in Section 10(e) above.
     (ll) “Transfer” or “Transferred,” includes without limitation, a voluntary or involuntary sale, loan, short-sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, execution, attachment or levy, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution.
     (mm) “Vesting” or “Vested” shall mean the lapse of the Company Repurchase Option as set forth in Section 5(f) above,
     (nn) “Vesting Start Date” shall mean the date that is the earlier of: (a) the Option Grant Date; and the Service Start Date.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.
Stock Option Agreement
under the
sorrent, inc.
2001 Stock Option Plan
SECTION 1. GRANT OF OPTION.
     On the terms and conditions set forth in this Agreement, together with the Notice of Stock Option Grant attached hereto as Exhibit A (the “Grant Notice”), the Company grants to the Optionee as of the Grant Date the option to purchase at the Exercise Price the number of Offered Shares, all as set forth in the Grant Notice. This Option is granted pursuant to the Sorrent, Inc. 2001 Stock Option Plan (the “Plan”), a copy of which the Optionee acknowledges having received, reviewed and understood. The provisions of the Plan form a part of this Agreement. Capitalized terms have the meanings set forth in the Plan, except as set forth in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     This Option may be exercised to purchase Offered Shares at any time before its expiration, but only to the extent that this Option has become exercisable, in whole or in part, pursuant to the exercise schedule set forth in the Grant Notice (or otherwise became exercisable as provided in the Plan). Notwithstanding any other provision of this Agreement, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise expressly provided in this Agreement or the Plan, this Option and the rights and privileges conferred hereby shall not be Transferred, except upon the death of the Optionee by will or under the laws of descent or distribution. As a condition to any Transfer of this Option under this Agreement or the Plan, the transferee of this Option shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or (the Optionee’s representative if the Optionee is deceased or incapacitated) may exercise this Option by giving written notice to the Company in the form attached hereto as Exhibit B (the “Notice of Exercise”) in the manner provided as set forth in Section 13(c). The Notice of Exercise shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The Notice of Exercise shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price and any other payment as required under this Agreement.
     (b) Issuance of Shares. Within 28 days after receipt of a proper Notice of Exercise, the Company shall cause to be issued certificate(s) for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship as may be set forth in the Notice of Exercise).
     (c) Escrow. For purposes of facilitating the enforcement of the restrictions on Transfer and the Right of First Refusal with respect to Option Shares as set forth in the Plan and this Agreement, upon exercise of this Option: (1) the Company shall deliver the certificate(s) for such Option Shares to the Secretary of the Company (or his or her designee), and (2) the original Holder (together with his or her spouse) shall execute such stock power (if required for Transfer, in blank) with respect to such Option Shares (the “Stock Transfer Document”) to hold such certificate(s) and Stock Transfer Document(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of the Plan and this Agreement. Any new, substituted or additional Option Shares issued or issuable upon a Recapitalization Event pursuant to Section 11 shall immediately be delivered to the Secretary of the Company (or his or her designee) to be held in escrow. At any time in its reasonable discretion, if the Company so requests, a Holder (together with his or her spouse, if any) shall execute such additional Stock Transfer Document(s) with respect to such Option Shares held, or to be held, in escrow pursuant to this Section 4(c), and deliver the same to the Secretary of the Company (or his or her designee). All regular cash dividends on such Option Shares shall be paid directly to the Holder and shall not be held in escrow. The Option Shares held in escrow hereunder shall be (i) surrendered to the Company for repurchase and cancellation upon and to the extent of the Company’s exercise of the Right of First Refusal or (ii) released to the Holder (together with related Stock Transfer Document(s)) upon the Holder’s request to the extent the Option Shares are no longer subject to the Right of First Refusal. The Optionee acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of this Option, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to the Optionee or any other party for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     (d) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the Transfer of Option Shares.
SECTION 5. PAYMENT FOR SHARES.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Shares. With the consent of the Plan Administrator, all or part of the Purchase Price may be paid by the surrender of Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value (as determined by the Plan Administrator) on the date of exercise of this Option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.
SECTION 6. TERM AND EXPIRATION.
     Subject to the provisions in the Plan regarding an earlier expiration of this Option, this Option shall expire no later than the expiration date set forth in the Grant Notice. The Option shall in no event expire later than 10 years (or 5 years if the Optionee is a 10% Holder) after the Grant Date.
SECTION 7. NO COMPANY REPURCHASE OPTION.
Notwithstanding any other repurchase rights that the Company may have with respect to any Shares, the Option Shares shall not be subject to the Company Repurchase Option.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that either (i) the Holder proposes to Transfer any Option Shares, or any interest in such Option Shares for value (a “Voluntary Transfer”), or (ii) the Holder proposes a Donative Transfer of Option Shares, or any interest therein, or (iii) an Involuntary Transfer of Option Shares, or any interest therein, occurs, the Company shall have a right (but not an obligation) to repurchase all or a portion of such Option Shares (the “Right of First Refusal”) in the manner and on such terms as are set forth in this Section 8. The Company’s rights under this Section 8 shall be freely assignable, in whole or in part, and for the purposes of this Section 8, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Right of First Refusal.
     (b) Notice of Transfer. Prior to a Voluntary Transfer or a Donative Transfer, the Holder shall give a written Transfer Notice to the Company describing fully the terms of the proposed Transfer, including the number of Option Shares proposed to be Transferred, the proposed Transfer price and consideration (except in the case of a Donative Transfer), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable state, federal or foreign securities laws. The Transfer

Notice shall be signed both by the Holder and by the proposed Transferee and include a statement by both parties stating that they intend to complete the Transfer on the terms described in the Transfer Notice and that the Transferee agrees to be bound by all provisions of this Agreement.
     (c) Voluntary Transfer. In connection with a proposed Voluntary Transfer, the Company shall have the right to purchase all, and not less than all, of the Option Shares on the terms of the proposal described in the Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Holder within 30 days after the date when the Transfer Notice was received by the Company. If the Company fails to deliver a Notice of Exercise of the Right of First Refusal within such 30 day period, the Holder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a Transfer of the Option Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such Transfer is made in compliance with applicable state, federal and foreign securities laws and not in violation of any other contractual restrictions to which the Holder is bound. Any proposed Transfer on terms and conditions more favorable to the Transferee from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedures described in this Section 8. If the Company exercises its Right of First Refusal, the Holder and the Company shall consummate the Transfer of the Option Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice). Payment shall be made in cash or cash equivalents, or such other form or forms of legal consideration as may be acceptable to the Plan Administrator, in its discretion, in the amount equal to the value of the consideration described in the Transfer Notice.
     (d) Involuntary and Donative Transfers. Upon the completion of an Involuntary Transfer or a Donative Transfer of Option Shares, or any interest therein, the Holder shall give a notice (the “Completed Transfer Notice”) to the Company signed by the Holder, which shall: (i) in the event of an Involuntary Transfer, describe fully the facts and circumstances of the Involuntary Transfer, including the number of Option Shares Transferred, the Transfer price and consideration, if any, the name and address of the Transferee and proof satisfactory to the Company that the Involuntary Transfer does not violate any applicable state, federal or foreign securities laws, or (ii) in the event of a Donative Transfer, certify that the Donative Transfer has occurred in accordance with the terms of the Transfer Notice described in Section 8(b) above. The Company shall have the right to purchase all, and not less than all, of the Option Shares described in the Completed Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Transferee within 30 days after the date when the Completed Transfer Notice was received by the Company, provided that the Company shall pay the Transferee a purchase price for the Option Shares in the amount equal to the Fair Market Value of those Option Shares as of the effective date of such Involuntary Transfer or Donative Transfer.
     (e) Nonrecognition of Transfer. The Company will have no obligation to record the Transfer of any Option Shares on the Company’s books and records to the extent such Transfer does not comply with the requirements of this Section 8.

     (f) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, if at any time the Option Shares become readily tradable following an Initial Public Offering, the Company shall have no Right of First Refusal, and the Holder shall have no obligation to comply with the procedures described in this Section 8.
     (g) Permitted Transfers. Neither the Optionee nor any subsequent Holder shall Transfer any Option Shares except as set forth in this Section 8. Notwithstanding the foregoing, this Section 8 shall not apply to a Permitted Transfer, provided that in the event of a Permitted Transfer, and as a condition to registering such Option Shares in the name of such Transferee in the Company’s stock register or similar records, the Transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Holder Transfers any Option Shares acquired under this Agreement, either under this Section 8(g) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Holder.
SECTION 9. COMPLIANCE WITH LAW
     Shares may be issued upon the exercise of this Option only after and on the condition that there has been compliance with the Securities Act and all other applicable federal, state and foreign securities laws. The Company will not be required to list, register or qualify such Shares upon any securities exchange, under any applicable federal, state or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board of Directors determines in its discretion, that such listing, registration or qualification of such Shares, or any consent or approval, is necessary or desirable as a condition of or in connection with the exercise of this Option and the purchase of the Shares issued upon exercise hereof, then this Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board of Directors, in its discretion.
SECTION 10. ADDITIONAL RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other applicable law.
     (b) Market Stand-Off. In connection with any underwritten listing of the shares of capital stock of the Company on any established stock exchange or national market system pursuant to an effective registration statement filed under the Securities Act or any similar laws in a foreign jurisdiction, including the Company’s Initial Public Offering, the Holder shall not directly or indirectly Transfer any Option Shares or enter into any contract for the Transfer of any Option Shares, or agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s Initial Public Offering. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 10(b). This Section 10(b) shall not apply to the equity securities registered in an Initial Public Offering.
     (c) Investment Intent. By accepting this Option and/or the Option Shares, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of such Option Shares, (i) neither this Option or the Option Shares will be freely tradable and must be held indefinitely unless such Option and such Option Shares are either registered under the Securities Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or the Option Shares, (iii) upon exercise of the Option, the Optionee will purchase any such Option Shares for his or her own account and not with a view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of Transferring the Option or Option Shares at any particular time, and (vi) neither this Option nor the Option Shares have been registered or qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from the registration or qualification under applicable state securities laws.
     (d) Legends. All certificates evidencing Option Shares shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
     All certificates evidencing Option Shares shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law) unless such legend is not required in the opinion of the Company and its counsel to comply with the requirements of applicable securities laws:
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS

COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.”
     (e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold under this Agreement is no longer required, the Holder shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but without such legend.
     (f) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other Holders or Transferees, or any other party claiming to derive rights by or through the Optionee.
SECTION 11. RECAPITALIZATION EVENTS.
     In the event of any Recapitalization Event, the terms of this Option (including, without limitation, the number and kind of Option Shares and the Exercise Price) shall be adjusted as set forth in Section 6(a) of the Plan. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and kind of the Option Shares that are subject to the Right of First Refusal.
SECTION 12. ISO PROVISIONS.
     (a) $100,000 Limitation. If this Option is designated as an ISO in the Grant Notice, then to the extent (and only to the extent) that this Option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such portion of the Option will be treated as a Nonstatutory Option.
     (b) Notice Concerning ISO Treatment. If this Option is designated as an ISO in the Grant Notice, the Optionee acknowledges that this Option shall cease to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or Disability, (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such Disability or (iii) after the Optionee has been on a leave of absence from the Company for more than 90 days, unless the Optionee’s reemployment rights with the Company are guaranteed by law or by contract.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder of the Company with respect to any Option Shares subject to this Option until the Optionee or the Optionee’s representative becomes entitled to receive such Option Shares by delivering a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5 above. If the Company exercises the Right of First Refusal in accordance with the terms and conditions of Section 8 of this Agreement, then the Holder shall no longer have any rights as a holder of such Option Shares purchased by the Company (other than the right to receive payment of the consideration as set forth in Section 8). Such Option Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) or Stock Transfer Document(s) therefor have been delivered as required by this Agreement.
     (b) No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.
     (d) Specific Performance. Under those circumstances in which the Company chooses to timely exercise its rights to purchase any Option Shares as provided herein, the Company will be entitled to receive such Option Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. In consideration for this Option and the Option Shares, the Optionee acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a purchase is not completed as contemplated hereunder or if the Optionee violates the confidentiality provisions in the Plan or this Agreement, and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such Optionee (or upon death such Optionee’s personal representative) from violating this Plan or Agreement, in addition to any other remedies that may be available to the Company at law or in equity.
     (e) Entire Agreement. This Agreement, the Grant Notice and the Plan, together with any exhibits and schedules attached thereto, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (f) Choice of Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Any party may seek to enforce its rights under this Agreement in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.
     (g) Confidentiality. Pursuant to Section 7(b) of the Plan, the Company may provide the Optionee with certain financial and other proprietary information of the Company. By virtue of entering into this Agreement, the Optionee agrees (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise this Option. The Company deems such information to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial and other proprietary information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company’s trade secrets has taken place.
SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Share Option Agreement between the Company and the undersigned Optionee, together with the exhibits and attachments hereto, including without limitation the Grant Notice between the Company and the undersigned Optionee.
     (b) “Completed Transfer Notice” shall have the meaning as set forth in Section 8(d) above.
     (c) “Disability” shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.
     (d) “Grant Notice” shall have the meaning as set forth in Section 1 above.
     (e) “Holder” shall mean the registered holder of any Option Shares originally issued pursuant to the exercise of this Option or in connection with any Recapitalization Event, including any Transferee.
     (f) “Market Stand-Off” shall have the meaning as set forth in Section 10(b) above.
     (g) “Notice of Exercise” shall have the meaning as set forth in Section 4(a) above.
     (h) “Notice of Exercise of the Right of First Refusal” shall have the meaning as set forth in Section 8(c) above.
     (i) “Optionee” for purposes of this Agreement shall mean the party named as such in this Agreement and the Grant Notice (or the permitted transferee of this Option pursuant to Section 3 above).
     (j) “Option Shares” shall mean any Offered Shares originally issued upon the exercise of this Option, together with any additional Shares or other securities or rights to acquire Shares or other securities, issued or issuable by the Company in respect of such originally issued Offered Shares, or subsequently issued Shares, or other securities, resulting from or arising out of a Recapitalization Event.
     (k) “Permitted Transfer” shall mean (i) upon the death of a Holder, a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.

     (l) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (m) “Right of First Refusal” shall have the meaning as set forth in Section 8(a) of this Agreement.
     (n) “Share Transfer Documents” shall have the meaning as set forth in Section 4(c) above.
     (o) “Transferee” shall mean any party to whom the Optionee, or any subsequent Holder, directly or indirectly, Transfers any Option Shares originally acquired upon the exercise of this Option or subsequently acquired in connection with any Recapitalization Event.
     (p) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(b) of this Agreement.
     (q) “Voluntary Transfer” shall have the meaning as set forth in Section 8(a) of this Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement (including the attached Grant Notice) and the Plan.

OPTIONEE	SORRENT, INC.

By:	By:

Name:	Name:

Title:

THE OPTION GRANTED AND GOVERNED BY THIS AMENDMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.
Amended And Restated
Stock Option Agreement
under the
sorrent, inc.
2001 Stock Option Plan
     THIS AMENDED AND RESTATED 2001 STOCK OPTION PLAN STOCK OPTION AGREEMENT (this “Amendment”) is made and entered into as of                     , 200___ by and between SORRENT, INC., a California corporation (the “Company”), and                                          (“Optionee”).
W I T N E S S E T H
     WHEREAS, the Company and Optionee are each a party to the Stock Option Agreement dated as of                     , 200___, (the “Agreement”) under the 2001 Stock Option Plan (the “Plan”) and the Notice of Stock Option Grant attached as Exhibit A thereto (the “Grant Notice” and, together with the Agreement, the “Original Option Agreement”).
     WHEREAS, the Company and Optionee have agreed to amend the Original Option Agreement to provide Optionee the opportunity to purchase unvested shares of the Company’s Common Stock as set forth in this Amendment.
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend and restated the Original Option Agreement in its entirety as follows:
SECTION 1. GRANT OF OPTION.
     On the terms and conditions set forth in this Amendment, together with the Notice of Stock Option Grant attached hereto as Exhibit A (the “Grant Notice”), the Company grants to the Optionee as of the Grant Date the option to purchase at the Exercise Price the number of Offered Shares, all as set forth in the Grant Notice. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, reviewed and understood. The provisions of the Plan form a part of this Amendment. Capitalized terms have the meanings set forth in the Plan, except as set forth in Section 14 of this Amendment.
SECTION 2. RIGHT TO EXERCISE.
     This Option may be exercised to purchase Offered Shares at any time before its expiration. Notwithstanding any other provision of this Amendment, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise expressly provided in this Amendment or the Plan, this Option and the rights and privileges conferred hereby shall not be Transferred, except upon the death of the Optionee by will or under the laws of descent or distribution. As a condition to any Transfer of this Option under this Amendment or the Plan, the transferee of this Option shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Amendment.
SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or (the Optionee’s representative if the Optionee is deceased or incapacitated) may exercise this Option by giving written notice to the Company in the form attached hereto as Exhibit B (the “Notice of Exercise”) in the manner provided as set forth in Section 13(c). The Notice of Exercise shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The Notice of Exercise shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price and any other payment as required under this Amendment.
     (b) Issuance of Shares. Within 28 days after receipt of a proper Notice of Exercise, the Company shall cause to be issued certificate(s) for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship as may be set forth in the Notice of Exercise).
     (c) Escrow. For purposes of facilitating the enforcement of the restrictions on Transfer and the Company Repurchase Option or Right of First Refusal with respect to Option Shares as set forth in the Plan and this Amendment, upon exercise of this Option: (1) the Company shall deliver the certificate(s) for such Option Shares to the Secretary of the Company (or his or her designee), and (2) the original Holder (together with his or her spouse) shall execute such stock power (if required for Transfer, in blank) with respect to such Option Shares (the “Stock Transfer Document”) to hold such certificate(s) and Stock Transfer Document(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of the Plan and this Amendment. Any new, substituted or additional Option Shares issued or issuable upon a Recapitalization Event pursuant to Section 11 shall immediately be delivered to the Secretary of the Company (or his or her designee) to be held in escrow. At any time in its reasonable discretion, if the Company so requests, a Holder (together with his or her spouse, if any) shall execute such additional Stock Transfer Document(s) with respect to such Option Shares held, or to be held, in escrow pursuant to this Section 4(c), and deliver the same to the Secretary of the Company (or his or her designee). All regular cash dividends on such Option Shares shall be paid directly to the Holder and shall not be held in escrow. The Option Shares held in escrow hereunder shall be (i) surrendered to the Company for repurchase and cancellation upon and to the extent of the Company’s exercise of the Company Repurchase Option or Right of First Refusal or (ii) released to the Holder (together with related Stock Transfer Document(s)) upon the Holder’s request to the extent the Option Shares are no longer subject to either the Company Repurchase Option or the Right of First Refusal. The Optionee acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of this Option, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to the Optionee or any other party for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.
     (d) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the Vesting or Transfer of Option Shares.
SECTION 5. PAYMENT FOR SHARES.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Shares. With the consent of the Plan Administrator, all or part of the Purchase Price may be paid by the surrender of Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value (as determined by the Plan Administrator) on the date of exercise of this Option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.
SECTION 6. TERM AND EXPIRATION.
     Subject to the provisions in the Plan regarding an earlier expiration of this Option, this Option shall expire no later than the expiration date set forth in the Grant Notice. The Option shall in no event expire later than 10 years (or 5 years if the Optionee is a 10% Holder) after the Grant Date.
SECTION 7. COMPANY REPURCHASE OPTION.
     (a) Company Repurchase Option. In addition to any other repurchase right that the Company may have with respect to any Shares, the Option Shares shall be subject to repurchase by the Company pursuant to the Company Repurchase Option. The Company may exercise the Company Repurchase Option to repurchase all Option Shares that have not Vested as of the date the Company Repurchase Option is exercised. The Company Repurchase Option shall be exercisable only within the period ending 90 days after the later of: (i) the Optionee’s Service Termination Date, or (ii) if applicable, the last date that any Option Shares are purchased upon the exercise of any portion of this Option. If the Company exercises the Company Repurchase Option, it shall pay to the Holder a repurchase price per share equal to the Exercise Price (the “Repurchase Price”), subject to any adjustment as provided in Section 11.
     (b) Exercise of Company Repurchase Option. The Company Repurchase Option shall be exercisable only by written notice delivered to the Holder of the Option Shares prior to the expiration of the period specified in Section 7(a). The notice shall set forth (a) the number of Option Shares to be repurchased (and if any securities or other property other than Shares are being repurchased, a reasonably detailed description thereof), (b) the Repurchase Price, both in aggregate amount and the form of consideration thereof, and (c) the date on which the repurchase is to be effected. The certificate(s) representing the Option Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company from escrow and properly endorsed (if necessary). The Company shall, concurrently with the receipt of such certificate(s), pay to the Holder the Repurchase Price determined according to Section 7(a). Payment shall be made in cash or cash equivalents, or the cancellation of purchase money indebtedness for the Option Shares, in the discretion of the Plan Administrator. The Company Repurchase Option shall be assignable as provided in Section 5(f) of the Plan, and for the purposes of this Section 7, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Company Repurchase Option.
     (c) Certain Tax Matters. To the extent the Optionee exercises this Option at a time that the Offered Shares are subject to the Company Repurchase Option, the Optionee acknowledges that a variety of factors may affect the income tax liability of the Optionee or any subsequent Holder of the Option Shares, including the following: As a general rule, under Section 83 of the Code, the Holder of the Offered Shares will be taxed at ordinary income tax rates on the Fair Market Value of the Offered Shares, less their Exercise Price, as of the date that any restrictions on transfer and risks of forfeiture with respect to any of the Offered Shares lapse. Under this Amendment, the Company Repurchase Option constitutes such a restriction on transfer and risk of forfeiture. Therefore, as of the date that the Company Repurchase Option lapses with respect to any of the Offered Shares (the “Repurchase Option Lapse Date”), the Holder may become subject to income taxation on the amount of any appreciation in the value of such Shares. However, Section 83(b) of the Code permits the Optionee to file an election with the Internal Revenue Service within 30 days of the date such Offered Shares are purchased from the Company, whereby the Optionee elects to be taxed on the Fair Value of the Offered Shares as of their date of purchase less the Exercise Price paid for those Shares, rather than being taxed when the Company Repurchase Option lapses. This means that if the Exercise Price paid for the Offered Shares is equal to the Fair Market Value of the Offered Shares at the time of exercise and purchase, and the Offered Shares are subject to the Company Repurchase Option, the election may be desirable in order to avoid taxation of future appreciation at ordinary income tax rates. Optionee acknowledges that his or her failure to file this election in a timely manner may result in recognition of ordinary taxable income by the Optionee as of the Repurchase Option Lapse Date, in an amount equal to the appreciation (or unrealized gain) on the Offered Shares (measured as of the Repurchase Option Lapse Date) relative to the Exercise Price paid for such Shares. In addition, Optionee further acknowledges that if the Offered Shares decline in value after he or she exercises this Option, and if he or she has timely filed an 83(b) election with respect to the Offered Shares, then any loss is only deductible as a capital loss upon the disposition of the Offered Shares. Moreover, if the Offered Shares are later repurchased by the Company (or its assignee) at a loss, the Optionee will not be entitled to any tax refund or tax deduction. OPTIONEE ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR TAX ADVICE WITH RESPECT TO THESE MATTERS, THAT IT IS HIS OR HER SOLE AND EXCLUSIVE RESPONSIBILITY TO DETERMINE WHETHER TO FILE ANY ELECTION UNDER SECTION 83(b) OF THE CODE, AND THAT THE COMPANY SHALL BEAR NO RESPONSIBILITY WHATSOEVER FOR THAT FILING, INCLUDING THE TIMELINESS OF THAT FILING. Optionee agrees to promptly deliver to the Company a copy of any tax election relating to the treatment of the Offered Shares under the Code.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that either (i) the Holder proposes to Transfer any Option Shares, or any interest in such Option Shares for value (a “Voluntary Transfer”), or (ii) the Holder proposes a Donative Transfer of Option Shares, or any interest therein, or (iii) an Involuntary Transfer of Option Shares, or any interest therein, occurs, the Company shall have a right (but not an obligation) to repurchase all or a portion of such Option Shares (the “Right of First Refusal”) in the manner and on such terms as are set forth in this Section 8. The Company’s rights under this Section 8 shall be freely assignable, in whole or in part, and for the purposes of this Section 8, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Right of First Refusal.
     (b) Notice of Transfer. Prior to a Voluntary Transfer or a Donative Transfer, the Holder shall give a written Transfer Notice to the Company describing fully the terms of the proposed Transfer, including the number of Option Shares proposed to be Transferred, the proposed Transfer price and consideration (except in the case of a Donative Transfer), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable state, federal or foreign securities laws. The Transfer Notice shall be signed both by the Holder and by the proposed Transferee and include a statement by both parties stating that they intend to complete the Transfer on the terms described in the Transfer Notice and that the Transferee agrees to be bound by all provisions of this Amendment.
     (c) Voluntary Transfer. In connection with a proposed Voluntary Transfer, the Company shall have the right to purchase all, and not less than all, of the Option Shares on the terms of the proposal described in the Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Holder within 30 days after the date when the Transfer Notice was received by the Company. If the Company fails to deliver a Notice of Exercise of the Right of First Refusal within such 30 day period, the Holder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a Transfer of the Option Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such Transfer is made in compliance with applicable state, federal and foreign securities laws and not in violation of any other contractual restrictions to which the Holder is bound. Any proposed Transfer on terms and conditions more favorable to the Transferee from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedures described in this Section 8. If the Company exercises its Right of First Refusal, the Holder and the Company shall consummate the Transfer of the Option Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice). Payment shall be made in cash or cash equivalents, or such other form or forms of legal consideration as may be acceptable to the Plan Administrator, in its discretion, in the amount equal to the value of the consideration described in the Transfer Notice.
     (d) Involuntary and Donative Transfers. Upon the completion of an Involuntary Transfer or a Donative Transfer of Option Shares, or any interest therein, the Holder shall give a notice (the “Completed Transfer Notice”) to the Company signed by the Holder, which shall: (i) in the event of an Involuntary Transfer, describe fully the facts and circumstances of the Involuntary Transfer, including the number of Option Shares Transferred, the Transfer price and consideration, if any, the name and address of the Transferee and proof satisfactory to the Company that the Involuntary Transfer does not violate any applicable state, federal or foreign securities laws, or (ii) in the event of a Donative Transfer, certify that the Donative Transfer has occurred in accordance with the terms of the Transfer Notice described in Section 8(b) above. The Company shall have the right to purchase all, and not less than all, of the Option Shares described in the Completed Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Transferee within 30 days after the date when the Completed Transfer Notice was received by the Company, provided that the Company shall pay the Transferee a purchase price for the Option Shares in the amount equal to the Fair Market Value of those Option Shares as of the effective date of such Involuntary Transfer or Donative Transfer, except that in the case of Option Shares that have not Vested, the purchase price shall be equal to the lesser of the actual Purchase Price that was paid upon the exercise of this Option to acquire such Option Shares or the Fair Market Value of those Option Shares as of the effective date of such Involuntary Transfer or Donative Transfer.
     (e) Nonrecognition of Transfer. The Company will have no obligation to record the Transfer of any Option Shares on the Company’s books and records to the extent such Transfer does not comply with the requirements of this Section 8.
     (f) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, if at any time the Option Shares become readily tradable following an Initial Public Offering, the Company shall have no Right of First Refusal, and the Holder shall have no obligation to comply with the procedures described in this Section 8.
     (g) Permitted Transfers. Neither the Optionee nor any subsequent Holder shall Transfer any Option Shares except as set forth in this Section 8. Notwithstanding the foregoing, this Section 8 shall not apply to a Permitted Transfer, provided that in the event of a Permitted Transfer, and as a condition to registering such Option Shares in the name of such Transferee in the Company’s stock register or similar records, the Transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Amendment. If the Holder Transfers any Option Shares acquired under this Amendment, either under this Section 8(g) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Holder.
SECTION 9. COMPLIANCE WITH LAW
     Shares may be issued upon the exercise of this Option only after and on the condition that there has been compliance with the Securities Act and all other applicable federal, state and foreign securities laws. The Company will not be required to list, register or qualify such Shares upon any securities exchange, under any applicable federal, state or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board of Directors determines in its discretion, that such listing, registration or qualification of such Shares, or any consent or approval, is necessary or desirable as a condition of or in connection with the exercise of this Option and the purchase of the Shares issued upon exercise hereof, then this Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board of Directors, in its discretion.
SECTION 10. ADDITIONAL RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other applicable law.
     (b) Market Stand-Off. In connection with any underwritten listing of the shares of capital stock of the Company on any established stock exchange or national market system pursuant to an effective registration statement filed under the Securities Act or any similar laws in a foreign jurisdiction, including the Company’s Initial Public Offering, the Holder shall not directly or indirectly Transfer any Option Shares or enter into any contract for the Transfer of any Option Shares, or agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s Initial Public Offering. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 10(b). This Section 10(b) shall not apply to the equity securities registered in an Initial Public Offering.
     (c) Investment Intent. By accepting this Option and/or the Option Shares, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of such Option Shares, (i) neither this Option or the Option Shares will be freely tradable and must be held indefinitely unless such Option and such Option

Shares are either registered under the Securities Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or the Option Shares, (iii) upon exercise of the Option, the Optionee will purchase any such Option Shares for his or her own account and not with a view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of Transferring the Option or Option Shares at any particular time, and (vi) neither this Option nor the Option Shares have been registered or qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from the registration or qualification under applicable state securities laws.
     (d) Legends. All certificates evidencing Option Shares shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
     All certificates evidencing Option Shares shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law) unless such legend is not required in the opinion of the Company and its counsel to comply with the requirements of applicable securities laws:
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.”
     (e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold under this Amendment is no longer required, the Holder shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but without such legend.
     (f) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other Holders or Transferees, or any other party claiming to derive rights by or through the Optionee.

SECTION 11. RECAPITALIZATION EVENTS.
     In the event of any Recapitalization Event, the terms of this Option (including, without limitation, the number and kind of Option Shares and the Exercise Price) shall be adjusted as set forth in Section 6(a) of the Plan. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and kind of the Option Shares that are subject to the Company Repurchase Option and Right of First Refusal. Appropriate adjustments shall also be made to the Repurchase Price per share to be paid upon the exercise of the Company Repurchase Option in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided that the aggregate Repurchase Price payable for the Option Shares that are subject to the Company Repurchase Option shall remain the same.
SECTION 12. ISO PROVISIONS.
     (a) $100,000 Limitation. If this Option is designated as an ISO in the Grant Notice, then to the extent (and only to the extent) that this Option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such portion of the Option will be treated as a Nonstatutory Option.
     (b) Notice Concerning ISO Treatment. If this Option is designated as an ISO in the Grant Notice, the Optionee acknowledges that this Option shall cease to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or Disability, (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such Disability or (iii) after the Optionee has been on a leave of absence from the Company for more than 90 days, unless the Optionee’s reemployment rights with the Company are guaranteed by law or by contract.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder of the Company with respect to any Option Shares subject to this Option until the Optionee or the Optionee’s representative becomes entitled to receive such Option Shares by delivering a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5 above. If the Company exercises the Company Repurchase Option or Right of First Refusal in accordance with the terms and conditions of Section 7 and Section 8 of this Amendment, respectively, then the Holder shall no longer have any rights as a holder of such Option Shares purchased by the Company (other than the right to receive payment of the consideration as set forth in Section 7 and Section 8, respectively). Such Option Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) or Stock Transfer Document(s) therefor have been delivered as required by this Amendment.
     (b) No Retention Rights. Nothing in this Amendment or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Amendment shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.
     (d) Specific Performance. Under those circumstances in which the Company chooses to timely exercise its rights to purchase any Option Shares as provided herein, the Company will be entitled to receive such Option Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. In consideration for this Option and the Option Shares, the Optionee acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a purchase is not completed as contemplated hereunder or if the Optionee violates the confidentiality provisions in the Plan or this Amendment, and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such Optionee (or upon death such Optionee’s personal representative) from violating this Plan or Amendment, in addition to any other remedies that may be available to the Company at law or in equity.
     (e) Entire Agreement. This Amendment, the Grant Notice and the Plan, together with any exhibits and schedules attached thereto, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede and replace the Original Option Agreement and any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (f) Choice of Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Amendment, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Any party may seek to enforce its rights under this Amendment in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.
     (g) Confidentiality. Pursuant to Section 7(b) of the Plan, the Company may provide the Optionee with certain financial and other proprietary information of the Company. By virtue of entering into this Amendment, the Optionee agrees (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise this Option. The Company deems such information to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial and other proprietary information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company’s trade secrets has taken place.

SECTION 14. DEFINITIONS.
     (a) “Completed Transfer Notice” shall have the meaning as set forth in Section 8(d) above.
     (b) “Disability” shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.
     (c) “Grant Notice” shall have the meaning as set forth in Section 1 above.
     (d) “Holder” shall mean the registered holder of any Option Shares originally issued pursuant to the exercise of this Option or in connection with any Recapitalization Event, including any Transferee.
     (e) “Market Stand-Off” shall have the meaning as set forth in Section 10(b) above.
     (f) “Notice of Exercise” shall have the meaning as set forth in Section 4(a) above.
     (g) “Notice of Exercise of the Right of First Refusal” shall have the meaning as set forth in Section 8(c) above.
     (h) “Optionee” for purposes of this Amendment shall mean the party named as such in this Amendment and the Grant Notice (or the permitted transferee of this Option pursuant to Section 3 above).
     (i) “Option Shares” shall mean any Offered Shares originally issued upon the exercise of this Option, together with any additional Shares or other securities or rights to acquire Shares or other securities, issued or issuable by the Company in respect of such originally issued Offered Shares, or subsequently issued Shares, or other securities, resulting from or arising out of a Recapitalization Event.
     (j) “Permitted Transfer” shall mean (i) upon the death of a Holder, a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.
     (k) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (l) “Repurchase Price” shall have the meaning as set forth in Section 7(a) above.
     (m) “Right of First Refusal” shall have the meaning as set forth in Section 8(a) of this Amendment.

     (n) “Share Transfer Documents” shall have the meaning as set forth in Section 4(c) above.
     (o) “Transferee” shall mean any party to whom the Optionee, or any subsequent Holder, directly or indirectly, Transfers any Option Shares originally acquired upon the exercise of this Option or subsequently acquired in connection with any Recapitalization Event.
     (p) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(b) of this Amendment.
     (q) “Voluntary Transfer” shall have the meaning as set forth in Section 8(a) of this Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

By your signature and the signature of the Company’s representative below, you and the Company agree that the Option is granted under and governed by the terms and conditions of this Amendment (including the attached Grant Notice) and the Plan.

OPTIONEE	SORRENT, INC.

By:

[signature]
Name:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.
Stock Option Agreement
under the
Glu Mobile inc.
2001 Second Amended and Restated
Stock Option Plan
SECTION 1. GRANT OF OPTION.
     On the terms and conditions set forth in this Stock Option Agreement, together with the Notice of Stock Option Grant (the “Grant Notice”), to which this agreement is attached, the Company grants to the Optionee (the party to whom the Grant Notice is addressed) as of the Grant Date the option to purchase at the Exercise Price the number of Offered Shares, all as set forth in the Grant Notice. This Option is granted pursuant to the Glu Mobile Inc. 2001 Second Amended and Restated Stock Option Plan (the “Plan”), a copy of which the Optionee acknowledges having received, reviewed and understood. The provisions of the Plan form a part of this Agreement. Capitalized terms have the meanings set forth in the Plan, except as set forth in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     This Option may be exercised to purchase Offered Shares at any time before its expiration. Notwithstanding any other provision of this Agreement, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise expressly provided in this Agreement or the Plan, this Option and the rights and privileges conferred hereby shall not be Transferred, except upon the death of the Optionee by will or under the laws of descent or distribution. As a condition to any Transfer of this Option under this Agreement or the Plan, the transferee of this Option shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or (the Optionee’s representative if the Optionee is deceased or incapacitated) may exercise this Option by giving written notice to the Company in the form attached hereto as Exhibit A (the “Notice of Exercise”) in the manner provided as set forth in Section 13(c). The Notice of Exercise shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The Notice of Exercise shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price and any other payment as required under this Agreement.
     (b) Issuance of Shares. Within 28 days after receipt of a proper Notice of Exercise, the Company shall cause to be issued certificate(s) for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship as may be set forth in the Notice of Exercise).
     (c) Escrow. For purposes of facilitating the enforcement of the restrictions on Transfer and the Right of First Refusal with respect to Option Shares as set forth in the Plan and this Agreement, upon exercise of this Option: (1) the Company shall deliver the certificate(s) for such Option Shares to the Secretary of the Company (or his or her designee), and (2) the original Holder (together with his or her spouse) shall execute such stock power (if required for Transfer, in blank) with respect to such Option Shares (the “Stock Transfer Document”) to hold such certificate(s) and Stock Transfer Document(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of the Plan and this Agreement. Any new, substituted or additional Option Shares issued or issuable upon a Recapitalization Event pursuant to Section 11 shall immediately be delivered to the Secretary of the Company (or his or her designee) to be held in escrow. At any time in its reasonable discretion, if the Company so requests, a Holder (together with his or her spouse, if any) shall execute such additional Stock Transfer Document(s) with respect to such Option Shares held, or to be held, in escrow pursuant to this Section 4(c), and deliver the same to the Secretary of the Company (or his or her designee). All regular cash dividends on such Option Shares shall be paid directly to the Holder and shall not be held in escrow. The Option Shares held in escrow hereunder shall be (i) surrendered to the Company for repurchase and cancellation upon and to the extent of the Company’s exercise of the Right of First Refusal or (ii) released to the Holder (together with related Stock Transfer Document(s)) upon the Holder’s request to the extent the Option Shares are no longer subject to the Right of First Refusal. The Optionee acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of this Option, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to the Optionee or any other party for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     (d) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the Transfer of Option Shares.
SECTION 5. PAYMENT FOR SHARES.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Shares. With the consent of the Plan Administrator, all or part of the Purchase Price may be paid by the surrender of Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value (as determined by the Plan Administrator) on the date of exercise of this Option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.
SECTION 6. TERM AND EXPIRATION.
     Subject to the provisions in the Plan regarding an earlier expiration of this Option, this Option shall expire no later than the expiration date set forth in the Grant Notice. The Option shall in no event expire later than 10 years (or 5 years if the Optionee is a 10% Holder) after the Grant Date.
SECTION 7. COMPANY REPURCHASE OPTION.
     (a) Company Repurchase Option. In addition to any other repurchase right that the Company may have with respect to any Shares, the Option Shares shall be subject to repurchase by the Company pursuant to the Company Repurchase Option. The Company may exercise the Company Repurchase Option to repurchase all Option Shares that have not Vested as of the date the Company Repurchase Option is exercised. The Company Repurchase Option shall be exercisable only within the period ending 90 days after the later of: (i) the Optionee’s Service Termination Date, or (ii) if applicable, the last date that any Option Shares are purchased upon the exercise of any portion of this Option. If the Company exercises the Company Repurchase Option, it shall pay to the Holder a repurchase price per share equal to the Exercise Price (the “Repurchase Price”), subject to any adjustment as provided in Section 11.
     (b) Exercise of Company Repurchase Option. The Company Repurchase Option shall be exercisable only by written notice delivered to the Holder of the Option Shares prior to the expiration of the period specified in Section 7(a). The notice shall set forth (a) the number of Option Shares to be repurchased (and if any securities or other property other than Shares are being repurchased, a reasonably detailed description thereof), (b) the Repurchase Price, both in aggregate amount and the form of consideration thereof, and (c) the date on which the repurchase is to be effected. The certificate(s) representing the Option Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company from escrow and properly endorsed (if necessary). The Company shall, concurrently with the receipt of such certificate(s), pay to the Holder the Repurchase Price determined according to

Section 7(a). Payment shall be made in cash or cash equivalents, or the cancellation of purchase money indebtedness for the Option Shares, in the discretion of the Plan Administrator. The Company Repurchase Option shall be assignable as provided in Section 5(f) of the Plan, and for the purposes of this Section 7, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Company Repurchase Option.
     (c) Certain Tax Matters. To the extent the Optionee exercises this Option at a time that the Offered Shares are subject to the Company Repurchase Option, the Optionee acknowledges that a variety of factors may affect the income tax liability of the Optionee or any subsequent Holder of the Option Shares, including the following: As a general rule, under Section 83 of the Code, the Holder of the Offered Shares will be taxed at ordinary income tax rates on the Fair Market Value of the Offered Shares, less their Exercise Price, as of the date that any restrictions on transfer and risks of forfeiture with respect to any of the Offered Shares lapse. Under this Agreement, the Company Repurchase Option constitutes such a restriction on transfer and risk of forfeiture. Therefore, as of the date that the Company Repurchase Option lapses with respect to any of the Offered Shares (the “Repurchase Option Lapse Date”), the Holder may become subject to income taxation on the amount of any appreciation in the value of such Shares. However, Section 83(b) of the Code permits the Optionee to file an election with the Internal Revenue Service within 30 days of the date such Offered Shares are purchased from the Company, whereby the Optionee elects to be taxed on the Fair Value of the Offered Shares as of their date of purchase less the Exercise Price paid for those Shares, rather than being taxed when the Company Repurchase Option lapses. This means that if the Exercise Price paid for the Offered Shares is equal to the Fair Market Value of the Offered Shares at the time of exercise and purchase, and the Offered Shares are subject to the Company Repurchase Option, the election may be desirable in order to avoid taxation of future appreciation at ordinary income tax rates. Optionee acknowledges that his or her failure to file this election in a timely manner may result in recognition of ordinary taxable income by the Optionee as of the Repurchase Option Lapse Date, in an amount equal to the appreciation (or unrealized gain) on the Offered Shares (measured as of the Repurchase Option Lapse Date) relative to the Exercise Price paid for such Shares. In addition, Optionee further acknowledges that if the Offered Shares decline in value after he or she exercises this Option, and if he or she has timely filed an 83(b) election with respect to the Offered Shares, then any loss is only deductible as a capital loss upon the disposition of the Offered Shares. Moreover, if the Offered Shares are later repurchased by the Company (or its assignee) at a loss, the Optionee will not be entitled to any tax refund or tax deduction. OPTIONEE ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR TAX ADVICE WITH RESPECT TO THESE MATTERS, THAT IT IS HIS OR HER SOLE AND EXCLUSIVE RESPONSIBILITY TO DETERMINE WHETHER TO FILE ANY ELECTION UNDER SECTION 83(b) OF THE CODE, AND THAT THE COMPANY SHALL BEAR NO RESPONSIBILITY WHATSOEVER FOR THAT FILING, INCLUDING THE TIMELINESS OF THAT FILING. Optionee agrees to promptly deliver to the Company a copy of any tax election relating to the treatment of the Offered Shares under the Code.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that either (i) the Holder proposes to Transfer any Option Shares, or any interest in such Option Shares for value (a “Voluntary Transfer”), or

(ii) the Holder proposes a Donative Transfer of Option Shares, or any interest therein, or (iii) an Involuntary Transfer of Option Shares, or any interest therein, occurs, the Company shall have a right (but not an obligation) to repurchase all or a portion of such Option Shares (the “Right of First Refusal”) in the manner and on such terms as are set forth in this Section 8. The Company’s rights under this Section 8 shall be freely assignable, in whole or in part, and for the purposes of this Section 8, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Right of First Refusal.
     (b) Notice of Transfer. Prior to a Voluntary Transfer or a Donative Transfer, the Holder shall give a written Transfer Notice to the Company describing fully the terms of the proposed Transfer, including the number of Option Shares proposed to be Transferred, the proposed Transfer price and consideration (except in the case of a Donative Transfer), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable state, federal or foreign securities laws. The Transfer Notice shall be signed both by the Holder and by the proposed Transferee and include a statement by both parties stating that they intend to complete the Transfer on the terms described in the Transfer Notice and that the Transferee agrees to be bound by all provisions of this Agreement.
     (c) Voluntary Transfer. In connection with a proposed Voluntary Transfer, the Company shall have the right to purchase all, and not less than all, of the Option Shares on the terms of the proposal described in the Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Holder within 30 days after the date when the Transfer Notice was received by the Company. If the Company fails to deliver a Notice of Exercise of the Right of First Refusal within such 30 day period, the Holder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a Transfer of the Option Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such Transfer is made in compliance with applicable state, federal and foreign securities laws and not in violation of any other contractual restrictions to which the Holder is bound. Any proposed Transfer on terms and conditions more favorable to the Transferee from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedures described in this Section 8. If the Company exercises its Right of First Refusal, the Holder and the Company shall consummate the Transfer of the Option Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice). Payment shall be made in cash or cash equivalents, or such other form or forms of legal consideration as may be acceptable to the Plan Administrator, in its discretion, in the amount equal to the value of the consideration described in the Transfer Notice.
     (d) Involuntary and Donative Transfers. Upon the completion of an Involuntary Transfer or a Donative Transfer of Option Shares, or any interest therein, the Holder shall give a notice (the “Completed Transfer Notice”) to the Company signed by the Holder, which shall: (i) in the event of an Involuntary Transfer, describe fully the facts and circumstances of the Involuntary Transfer, including the number of Option Shares Transferred, the Transfer price and consideration, if any, the name and address of the Transferee and proof satisfactory to the Company that the Involuntary Transfer does not violate any applicable state, federal or foreign securities laws, or (ii) in the event of a Donative Transfer, certify that the Donative Transfer has occurred in accordance with the terms of the Transfer Notice described in Section 8(b) above. The Company shall have the right to purchase all, and not less than all, of the Option Shares described in the Completed Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Transferee within 30 days after the date when the Completed Transfer Notice was received by the Company, provided that the Company shall pay the Transferee a purchase price for the Option Shares in the amount equal to the Fair Market Value of those Option Shares as of the effective date of such Involuntary Transfer or Donative Transfer.
     (e) Nonrecognition of Transfer. The Company will have no obligation to record the Transfer of any Option Shares on the Company’s books and records to the extent such Transfer does not comply with the requirements of this Section 8.
     (f) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, if at any time the Option Shares become readily tradable following an Initial Public Offering, the Company shall have no Right of First Refusal, and the Holder shall have no obligation to comply with the procedures described in this Section 8.
     (g) Permitted Transfers. Neither the Optionee nor any subsequent Holder shall Transfer any Option Shares except as set forth in this Section 8. Notwithstanding the foregoing, this Section 8 shall not apply to a Permitted Transfer, provided that in the event of a Permitted Transfer, and as a condition to registering such Option Shares in the name of such Transferee in the Company’s stock register or similar records, the Transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Holder Transfers any Option Shares acquired under this Agreement, either under this Section 8(g) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Holder.
SECTION 9. COMPLIANCE WITH LAW
     Shares may be issued upon the exercise of this Option only after and on the condition that there has been compliance with the Securities Act and all other applicable federal, state and foreign securities laws. The Company will not be required to list, register or qualify such Shares upon any securities exchange, under any applicable federal, state or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board of Directors determines in its discretion, that such listing, registration or qualification of such Shares, or any consent or approval, is necessary or desirable as a condition of or in connection with the exercise of this Option and the purchase of the Shares issued upon exercise hereof, then this Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board of Directors, in its discretion.
SECTION 10. ADDITIONAL RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other applicable law.
     (b) Market Stand-Off. In connection with any underwritten listing of the shares of capital stock of the Company on any established stock exchange or national market system pursuant to an effective registration statement filed under the Securities Act or any similar laws in a foreign jurisdiction, including the Company’s Initial Public Offering, the Holder shall not directly or indirectly Transfer any Option Shares or enter into any contract for the Transfer of any Option Shares, or agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s Initial Public Offering. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 10(b). This Section 10(b) shall not apply to the equity securities registered in an Initial Public Offering.
     (c) Investment Intent. By accepting this Option and/or the Option Shares, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of such Option Shares, (i) neither this Option or the Option Shares will be freely tradable and must be held indefinitely unless such Option and such Option Shares are either registered under the Securities Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or the Option Shares, (iii) upon exercise of the Option, the Optionee will purchase any such Option Shares for his or her own account and not with a view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of Transferring the Option or Option Shares at any particular time, and (vi) neither this Option nor the Option Shares have been registered or qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from the registration or qualification under applicable state securities laws.
     (d) Legends. All certificates evidencing Option Shares shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY

WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
     All certificates evidencing Option Shares shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law) unless such legend is not required in the opinion of the Company and its counsel to comply with the requirements of applicable securities laws:
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.”
     (e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold under this Agreement is no longer required, the Holder shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but without such legend.
     (f) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other Holders or Transferees, or any other party claiming to derive rights by or through the Optionee.
SECTION 11. RECAPITALIZATION EVENTS.
     In the event of any Recapitalization Event, the terms of this Option (including, without limitation, the number and kind of Option Shares and the Exercise Price) shall be adjusted as set forth in Section 6(a) of the Plan. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and kind of the Option Shares that are subject to the Right of First Refusal.
SECTION 12. ISO PROVISIONS.
     (a) $100,000 Limitation. If this Option is designated as an ISO in the Grant Notice, then to the extent (and only to the extent) that this Option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such portion of the Option will be treated as a Nonstatutory Option.
     (b) Notice Concerning ISO Treatment. If this Option is designated as an ISO in the Grant Notice, the Optionee acknowledges that this Option shall cease to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or Disability, (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such Disability or (iii) after the Optionee has been on a leave of absence from the Company for more than 90 days, unless the Optionee’s reemployment rights with the Company are guaranteed by law or by contract.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder of the Company with respect to any Option Shares subject to this Option until the Optionee or the Optionee’s representative becomes entitled to receive such Option Shares by delivering a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5 above. If the Company exercises the Right of First Refusal in accordance with the terms and conditions of Section 8 of this Agreement, then the Holder shall no longer have any rights as a holder of such Option Shares purchased by the Company (other than the right to receive payment of the consideration as set forth in Section 8). Such Option Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) or Stock Transfer Document(s) therefor have been delivered as required by this Agreement.
     (b) No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.
     (d) Specific Performance. Under those circumstances in which the Company chooses to timely exercise its rights to purchase any Option Shares as provided herein, the Company will be entitled to receive such Option Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. In consideration for this Option and the Option Shares, the Optionee acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a purchase is not completed as contemplated hereunder or if the Optionee violates the confidentiality provisions in the Plan or this Agreement, and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such Optionee (or upon death such Optionee’s personal representative) from violating this Plan or Agreement, in addition to any other remedies that may be available to the Company at law or in equity.
     (e) Entire Agreement. This Agreement, the Grant Notice and the Plan, together with any exhibits and schedules attached thereto, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     (f) Choice of Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Any party may seek to enforce its rights under this Agreement in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.
     (g) Confidentiality. Pursuant to Section 7(b) of the Plan, the Company may provide the Optionee with certain financial and other proprietary information of the Company. By virtue of entering into this Agreement, the Optionee agrees (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise this Option. The Company deems such information to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial and other proprietary information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company’s trade secrets has taken place.
     (h) Hold Harmless. Optionee hereby acknowledges and agrees that the determination of “fair market value” for purposes of Section 409A and other sections of the Code for a privately-held corporation with illiquid shares is necessarily uncertain at the time of grant of this Option and the determination of whether the exercise price per share of this Option is at a discount from such “fair market value” and the size of any such discount has been made in good faith by the Company and any person or persons retained by the Company to determine or assist in determining such “fair market value” (whether compensated or not for such service). Therefore, Optionee freely acknowledges and agrees to hold the Company and all such persons (including, without limitation, Directors, Consultants, and Employees and any advisors or other parties related or retained by the foregoing or the Company) harmless from any liability Optionee may have under Section 409A of the Code or any other section of the Code due to the determination of such “fair market value” to the maximum extent permitted by applicable law.
SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean the Grant Notice between the Company and the Optionee together with this Stock Option Agreement between the Company and the Optionee, together with the exhibits and attachments hereto.
     (b) “Completed Transfer Notice” shall have the meaning as set forth in Section 8(d) above.
     (c) “Disability” shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.
     (d) “Grant Notice” shall have the meaning as set forth in Section 1 above.

     (e) “Holder” shall mean the registered holder of any Option Shares originally issued pursuant to the exercise of this Option or in connection with any Recapitalization Event, including any Transferee.
     (f) “Market Stand-Off” shall have the meaning as set forth in Section 10(b) above.
     (g) “Notice of Exercise” shall have the meaning as set forth in Section 4(a) above.
     (h) “Notice of Exercise of the Right of First Refusal” shall have the meaning as set forth in Section 8(c) above.
     (i) “Optionee” for purposes of this Agreement shall mean the party named as such in this Agreement and the Grant Notice (or the permitted transferee of this Option pursuant to Section 3 above).
     (j) “Option Shares” shall mean any Offered Shares originally issued upon the exercise of this Option, together with any additional Shares or other securities or rights to acquire Shares or other securities, issued or issuable by the Company in respect of such originally issued Offered Shares, or subsequently issued Shares, or other securities, resulting from or arising out of a Recapitalization Event.
     (k) “Permitted Transfer” shall mean (i) upon the death of a Holder, a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.
     (l) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (m) “Right of First Refusal” shall have the meaning as set forth in Section 8(a) of this Agreement.
     (n) “Share Transfer Documents” shall have the meaning as set forth in Section 4(c) above.
     (o) “Transferee” shall mean any party to whom the Optionee, or any subsequent Holder, directly or indirectly, Transfers any Option Shares originally acquired upon the exercise of this Option or subsequently acquired in connection with any Recapitalization Event.
     (p) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(b) of this Agreement.
     (q) “Voluntary Transfer” shall have the meaning as set forth in Section 8(a) of this Agreement.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.
Stock Option Agreement
under the
Glu Mobile inc.
2001 Second Amended and Restated
Stock Option Plan
SECTION 1. GRANT OF OPTION.
     On the terms and conditions set forth in this Stock Option Agreement, together with the Notice of Stock Option Grant (the “Grant Notice”), to which this agreement is attached, the Company grants to the Optionee (the party to whom the Grant Notice is addressed) as of the Grant Date the option to purchase at the Exercise Price the number of Offered Shares, all as set forth in the Grant Notice. This Option is granted pursuant to the Glu Mobile Inc. 2001 Second Amended and Restated Stock Option Plan (the “Plan”), a copy of which the Optionee acknowledges having received, reviewed and understood. The provisions of the Plan form a part of this Agreement. Capitalized terms have the meanings set forth in the Plan, except as set forth in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     This Option may be exercised to purchase Offered Shares at any time before its expiration, but only to the extent that this Option has become vested, in whole or in part, pursuant to the vesting schedule set forth in the Grant Notice (or otherwise became exercisable as provided in the Plan). Notwithstanding any other provision of this Agreement, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise expressly provided in this Agreement or the Plan, this Option and the rights and privileges conferred hereby shall not be Transferred, except upon the death of the Optionee by will or under the laws of descent or distribution. As a condition to any Transfer of this Option under this Agreement or the Plan, the transferee of this Option shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or (the Optionee’s representative if the Optionee is deceased or incapacitated) may exercise this Option by giving written notice to the Company in the form attached hereto as Exhibit A, or in such other form as may be approved by the Plan Administrator from time to time (the “Notice of Exercise”), which may set forth, amongst other things, any representations, warranties and agreements required by the Company to comply with applicable securities laws. The Notice of Exercise shall be delivered to the Company in the manner provided as set forth in Section 13(c). The Notice of Exercise shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The Notice of Exercise shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price and any other payment as required under this Agreement.
     (b) Issuance of Shares. Within 28 days after receipt of a proper Notice of Exercise, the Company shall cause to be issued certificate(s) for the Option Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship as may be set forth in the Notice of Exercise).
     (c) Escrow. For purposes of facilitating the enforcement of the restrictions on Transfer and the Right of First Refusal with respect to Option Shares as set forth in the Plan and this Agreement, upon exercise of this Option: (1) the Company shall deliver the certificate(s) for such Option Shares to the Secretary of the Company (or his or her designee), and (2) the original Holder (together with his or her spouse) shall execute such two copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit B attached hereto with respect to such Option Shares (the “Stock Transfer Document”) and deliver such certificate(s) and Stock Transfer Document(s) to the Company for the Company to hold in escrow to enable the Company to take all actions necessary to effectuate any Transfers and/or releases as are in accordance with the terms of the Plan and this Agreement. Any new, substituted or additional Option Shares issued or issuable upon a Recapitalization Event pursuant to Section 11 shall immediately be delivered to the Secretary of the Company (or his or her designee) to be held in escrow. At any time in its reasonable discretion, if the Company so requests, a Holder (together with his or her spouse, if any) shall execute such additional Stock Transfer Document(s) with respect to such Option Shares held, or to be held, in escrow pursuant to this Section 4(c), and deliver the same to the Secretary of the Company (or his or her designee). All regular cash dividends on such Option Shares shall be paid directly to the Holder and shall not be held in escrow. The Option Shares held in escrow hereunder shall be (i) surrendered to the Company for repurchase and cancellation upon and to the extent of the Company’s exercise of the Right of First Refusal or (ii) released to the Holder (together with related Stock Transfer Document(s)) upon the Holder’s request to the extent the Option Shares are no longer subject to the Right of First Refusal. The Optionee acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of this Option, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to the Optionee or any other party for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.
     (d) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the Transfer of Option Shares.
SECTION 5. PAYMENT FOR SHARES.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Shares. With the consent of the Plan Administrator, all or part of the Purchase Price may be paid by the surrender of Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value (as determined by the Plan Administrator) on the date of exercise of this Option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.
SECTION 6. TERM AND EXPIRATION.
     Subject to the provisions in the Plan regarding an earlier expiration of this Option, this Option shall expire no later than the expiration date set forth in the Grant Notice. The Option shall in no event expire later than 10 years (or 5 years if the Optionee is a 10% Holder) after the Grant Date.
SECTION 7. NO COMPANY REPURCHASE OPTION.
Notwithstanding any other repurchase rights that the Company may have with respect to any Shares, the Option Shares shall not be subject to the Company Repurchase Option.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that either (i) the Holder proposes to Transfer any Option Shares, or any interest in such Option Shares for value (a “Voluntary Transfer”), or (ii) the Holder proposes a Donative Transfer of Option Shares, or any interest therein, or (iii) an Involuntary Transfer of Option Shares, or any interest therein, occurs, the Company shall have a right (but not an obligation) to repurchase all or a portion of such Option Shares (the “Right of First Refusal”) in the manner and on such terms as are set forth in this Section 8. The Company’s rights under this Section 8 shall be freely assignable, in whole or in part, and for the purposes of this Section 8, “Company” shall mean the Company (as defined in the Plan) and any assignee of the Company’s Right of First Refusal.

     (b) Notice of Transfer. Prior to a Voluntary Transfer or a Donative Transfer, the Holder shall give a written Transfer Notice to the Company describing fully the terms of the proposed Transfer, including the number of Option Shares proposed to be Transferred, the proposed Transfer price and consideration (except in the case of a Donative Transfer), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable state, federal or foreign securities laws. The Transfer Notice shall be signed both by the Holder and by the proposed Transferee and include a statement by both parties stating that they intend to complete the Transfer on the terms described in the Transfer Notice and that the Transferee agrees to be bound by all provisions of this Agreement.
     (c) Voluntary Transfer. In connection with a proposed Voluntary Transfer, the Company shall have the right to purchase all, and not less than all, of the Option Shares on the terms of the proposal described in the Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Holder within 30 days after the date when the Transfer Notice was received by the Company. If the Company fails to deliver a Notice of Exercise of the Right of First Refusal within such 30 day period, the Holder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a Transfer of the Option Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such Transfer is made in compliance with applicable state, federal and foreign securities laws and not in violation of any other contractual restrictions to which the Holder is bound. Any proposed Transfer on terms and conditions more favorable to the Transferee from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedures described in this Section 8. If the Company exercises its Right of First Refusal, the Holder and the Company shall consummate the Transfer of the Option Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice). Payment shall be made in cash or cash equivalents, or such other form or forms of legal consideration as may be acceptable to the Plan Administrator, in its discretion, in the amount equal to the value of the consideration described in the Transfer Notice.
     (d) Involuntary and Donative Transfers. Upon the completion of an Involuntary Transfer or a Donative Transfer of Option Shares, or any interest therein, the Holder shall give a notice (the “Completed Transfer Notice”) to the Company signed by the Holder, which shall: (i) in the event of an Involuntary Transfer, describe fully the facts and circumstances of the Involuntary Transfer, including the number of Option Shares Transferred, the Transfer price and consideration, if any, the name and address of the Transferee and proof satisfactory to the Company that the Involuntary Transfer does not violate any applicable state, federal or foreign securities laws, or (ii) in the event of a Donative Transfer, certify that the Donative Transfer has occurred in accordance with the terms of the Transfer Notice described in Section 8(b) above. The Company shall have the right to purchase all, and not less than all, of the Option Shares described in the Completed Transfer Notice by delivery of a Notice of Exercise of the Right of First Refusal to the Transferee within 30 days after the date when the Completed Transfer Notice was received by the Company, provided that the Company shall pay the Transferee a purchase price for the Option Shares in the amount equal to the Fair Market Value of those Option Shares as of the effective date of such Involuntary Transfer or Donative Transfer.
     (e) Nonrecognition of Transfer. The Company will have no obligation to record the Transfer of any Option Shares on the Company’s books and records to the extent such Transfer does not comply with the requirements of this Section 8.
     (f) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, if at any time the Option Shares become readily tradable following an Initial Public Offering, the Company shall have no Right of First Refusal, and the Holder shall have no obligation to comply with the procedures described in this Section 8.
     (g) Permitted Transfers. Neither the Optionee nor any subsequent Holder shall Transfer any Option Shares except as set forth in this Section 8. Notwithstanding the foregoing, this Section 8 shall not apply to a Permitted Transfer, provided that in the event of a Permitted Transfer, and as a condition to registering such Option Shares in the name of such Transferee in the Company’s stock register or similar records, the Transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Holder Transfers any Option Shares acquired under this Agreement, either under this Section 8(g) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Holder.
SECTION 9. COMPLIANCE WITH LAW
     Although the Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, this Option may be made pursuant to any applicable exemption to registration including Rule 701, Section 4(2) of the Securities Act, Regulation D promulgated under the Securities Act of 1933 and/or Regulation S promulgated under the Securities Act of 1933. Shares may be issued upon the exercise of this Option only after and on the condition that there has been compliance with the Securities Act and all other applicable federal, state and foreign securities laws. The Company will not be required to list, register or qualify such Shares upon any securities exchange, under any applicable federal, state or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board of Directors determines in its discretion, that such listing, registration or qualification of such Shares, or any consent or approval, is necessary or desirable as a condition of or in connection with the exercise of this Option and the purchase of the Shares issued upon exercise hereof, then this Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board of Directors, in its discretion.
SECTION 10. ADDITIONAL RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the

Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other applicable law.
     (b) Market Stand-Off. In connection with any underwritten listing of the shares of capital stock of the Company on any established stock exchange or national market system pursuant to an effective registration statement filed under the Securities Act or any similar laws in a foreign jurisdiction, including the Company’s Initial Public Offering, the Holder shall not directly or indirectly Transfer any Option Shares or enter into any contract for the Transfer of any Option Shares, or agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s Initial Public Offering. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 10(b). This Section 10(b) shall not apply to the equity securities registered in an Initial Public Offering.
     (c) Investment Intent. By accepting this Option and/or the Option Shares, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of such Option Shares, (i) neither this Option or the Option Shares will be freely tradable and must be held indefinitely unless such Option and such Option Shares are either registered under the Securities Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or the Option Shares, (iii) upon exercise of the Option, the Optionee will purchase any such Option Shares for his or her own account and not with a view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of Transferring the Option or Option Shares at any particular time, and (vi) neither this Option nor the Option Shares have been registered or qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from the registration or qualification under applicable state securities laws.
     (d) Non US Residents and Persons.
               If the Optionee is resident outside the United States (including its territories and possessions, any of the several States of the United States and the District of Columbia) and the Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act, the Optionee hereby represents and warrants to the Company, and shall represent and warrant to the Company in the event that the Optionee elects to exercise the Option, that the grant of the Option and the offer and sale of any Option Shares to the Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Option or the Option Shares for the account or benefit of any U.S. Person and:

               (i) will not offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and
               (ii) will, after the expiration of the applicable restricted period under Regulation S, offer, sell, pledge or otherwise transfer any Option Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable securities laws.
(e) Legends. All certificates evidencing Option Shares shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
     All certificates evidencing Option Shares shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law) unless such legend is not required in the opinion of the Company and its counsel to comply with the requirements of applicable securities laws:
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.”
     If the Company and its counsel deem it to be advisable, in lieu of the legend set forth directly above, certificates evidencing the Option Shares shall bear the legend set forth below (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO THE FIRST ANNIVERSARY OF THE ORIGINAL ISSUANCE OF THE SHARES BY THE COMPANY, THE SHARES MAY

NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PURCHASERS OF SHARES PRIOR TO PRIOR TO THE FIRST ANNIVERSARY OF THE ORIGINAL ISSUANCE OF THE SHARES BY THE COMPANY, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PURCHASERS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO PRIOR TO THE FIRST ANNIVERSARY OF THE ORIGINAL ISSUANCE OF THE SHARES BY THE COMPANY RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PURCHASERS IN THE UNITED STATES.
     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold under this Agreement is no longer required, the Holder shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other Holders or Transferees, or any other party claiming to derive rights by or through the Optionee.
SECTION 11. RECAPITALIZATION EVENTS.
     In the event of any Recapitalization Event, the terms of this Option (including, without limitation, the number and kind of Option Shares and the Exercise Price) shall be adjusted as set forth in Section 6(a) of the Plan. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and kind of the Option Shares that are subject to the Right of First Refusal.

SECTION 12. ISO PROVISIONS.
     (a) $100,000 Limitation. If this Option is designated as an ISO in the Grant Notice, then to the extent (and only to the extent) that this Option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such portion of the Option will be treated as a Nonstatutory Option.
     (b) Notice Concerning ISO Treatment. If this Option is designated as an ISO in the Grant Notice, the Optionee acknowledges that this Option shall cease to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or Disability, (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such Disability or (iii) after the Optionee has been on a leave of absence from the Company for more than 90 days, unless the Optionee’s reemployment rights with the Company are guaranteed by law or by contract.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder of the Company with respect to any Option Shares subject to this Option until the Optionee or the Optionee’s representative becomes entitled to receive such Option Shares by delivering a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5 above. If the Company exercises the Right of First Refusal in accordance with the terms and conditions of Section 8 of this Agreement, then the Holder shall no longer have any rights as a holder of such Option Shares purchased by the Company (other than the right to receive payment of the consideration as set forth in Section 8). Such Option Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) or Stock Transfer Document(s) therefor have been delivered as required by this Agreement.
     (b) No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.
     (d) Specific Performance. Under those circumstances in which the Company chooses to timely exercise its rights to purchase any Option Shares as provided herein, the Company will be entitled to receive such Option Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. In consideration for this Option and the Option Shares, the Optionee acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a purchase is not completed as contemplated hereunder or if the Optionee violates the confidentiality provisions in the Plan or this Agreement, and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such Optionee (or upon death such Optionee’s personal representative) from violating this Plan or Agreement, in addition to any other remedies that may be available to the Company at law or in equity.
     (e) Entire Agreement. This Agreement, the Grant Notice and the Plan, together with any exhibits and schedules attached thereto, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (f) Choice of Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Any party may seek to enforce its rights under this Agreement in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.
     (g) Confidentiality. Pursuant to Section 7(b) of the Plan, the Company may provide the Optionee with certain financial and other proprietary information of the Company. By virtue of entering into this Agreement, the Optionee agrees (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise this Option. The Company deems such information to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial and other proprietary information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company’s trade secrets has taken place.
     (h) Hold Harmless. Optionee hereby acknowledges and agrees that the determination of “fair market value” for purposes of Section 409A and other sections of the Code for a privately-held corporation with illiquid shares is necessarily uncertain at the time of grant of this Option and the determination of whether the exercise price per share of this Option is at a discount from such “fair market value” and the size of any such discount has been made in good faith by the Company and any person or persons retained by the Company to determine or assist in determining such “fair market value” (whether compensated or not for such service). Therefore, Optionee freely acknowledges and agrees to hold the Company and all such persons (including, without limitation, Directors, Consultants, and Employees and any advisors or other parties related or retained by the foregoing or the Company) harmless from any liability Optionee may have under Section 409A of the Code or any other section of the Code due to the determination of such “fair market value” to the maximum extent permitted by applicable law.

SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean the Grant Notice between the Company and the Optionee together with this Stock Option Agreement between the Company and the Optionee, together with the exhibits and attachments hereto.
     (b) “Completed Transfer Notice” shall have the meaning as set forth in Section 8(d) above.
     (c) “Disability” shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.
     (d) “Grant Notice” shall have the meaning as set forth in Section 1 above.
     (e) “Holder” shall mean the registered holder of any Option Shares originally issued pursuant to the exercise of this Option or in connection with any Recapitalization Event, including any Transferee.
     (f) “Market Stand-Off” shall have the meaning as set forth in Section 10(b) above.
     (g) “Notice of Exercise” shall have the meaning as set forth in Section 4(a) above.
     (h) “Notice of Exercise of the Right of First Refusal” shall have the meaning as set forth in Section 8(c) above.
     (i) “Optionee” for purposes of this Agreement shall mean the party named as such in this Agreement and the Grant Notice (or the permitted transferee of this Option pursuant to Section 3 above).
     (j) “Option Shares” shall mean any Offered Shares originally issued upon the exercise of this Option, together with any additional Shares or other securities or rights to acquire Shares or other securities, issued or issuable by the Company in respect of such originally issued Offered Shares, or subsequently issued Shares, or other securities, resulting from or arising out of a Recapitalization Event.
     (k) “Permitted Transfer” shall mean (i) upon the death of a Holder, a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.
     (l) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

     (m) “Right of First Refusal” shall have the meaning as set forth in Section 8(a) of this Agreement.
     (n) “Share Transfer Documents” shall have the meaning as set forth in Section 4(c) above.
     (o) “Transferee” shall mean any party to whom the Optionee, or any subsequent Holder, directly or indirectly, Transfers any Option Shares originally acquired upon the exercise of this Option or subsequently acquired in connection with any Recapitalization Event.
     (p) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(b) of this Agreement.
     (q) “Voluntary Transfer” shall have the meaning as set forth in Section 8(a) of this Agreement.

Stock Power And Assignment
Separate From Stock Certificate
FOR VALUE RECEIVED and pursuant to the Stock Option Agreement under the 2001 Second Amended and Restated Stock Option Plan, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                                             ,                      shares of the Common Stock of Glu Mobile Inc., a California corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ___ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)
Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Repurchase Option,” if any, and “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

Glu Mobile Inc.
ID: 91-2143667
Notice of Grant of Stock Options and Option Agreement	1800 Gateway Dr., Suite 200 San Mateo, CA 94404

Employee	Option Number:	00000XXX
Street	Plan:	2001
City, State United States Zip	ID:	000-00-0000

Effective xx/xx/200X, you (the “Optionee”) have been granted a(n) Incentive Stock Option to buy x shares of Glu Mobile Inc. (the Company) stock at x per share.
The total option price of the shares granted is $x.00
Shares in each period will become fully vested and exercisable on the date shown.

Shares	Vest Type	Full Vest	Expiration
XXXX	On Vest Date	mm/dd/yyyy	mm/dd/yyyy
XXXX	On Vest Date	mm/dd/yyyy	mm/dd/yyyy
XXXX	Monthly	mm/dd/yyyy	mm/dd/yyyy

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Glu Mobile Inc.	Date

Name	Date

Notice of Stock Option Exercise
Glu Mobile inc.
2001 Second Amended and Restated Stock Option Plan
     The undersigned Optionee hereby elects to exercise the Optionee’s Option to purchase common stock of Glu Mobile Inc., a California corporation (the “Company”), pursuant to the Company’s 2001 Second Amended and Restated Stock Option Plan (the “Plan”) and the related Stock Option Agreement entered into between the Optionee named below and the Company pursuant the Plan, as detailed below (the “Agreement”). Capitalized terms not otherwise defined in this document shall have the meanings set forth in the Plan and the Agreement.
Optionee Information

Name:

Address:

Social Security Number:

Option Information

Grant Date:

Exercise Price per Share:	$

Total number of Offered Shares subject to the Option:

Exercise Information

Date of Exercise:

Number of Offered Shares for which the Option is being exercised now (“Purchased Shares”):

Total Purchase Price for the Purchased Shares:	$
Form of payment enclosed [check all that apply]:

☐	Check for $________.___ made payable to the Company.

☐	Any other form of payment that the Plan Administrator has approved.

Specify:

Optionee acknowledges that the Company may need to make arrangements for the satisfaction of any federal, state, local or foreign withholding tax obligations in connection with the exercise of this Option or the disposition of the Purchased Shares, and Optionee agrees to comply with the instructions made by the Plan Administrator to satisfy the above-referenced withholding tax obligations. The Optionee also acknowledges that the Purchased Shares have not been registered under the Securities Act of 1933 or qualified under applicable state law and may not be Transferred except (a) in compliance with the terms of the Agreement, which grants certain rights of repurchase and/or rights of first refusal to the Company upon an attempted Transfer of the Purchased Shares, and (b) with an effective registration statement filed under the Securities Act or any similar laws in a foreign jurisdiction or an opinion of counsel, satisfactory to the Company and its counsel, that registration and/or qualification of such Purchased Shares are not required.

A copy of the Grant Notice from which this Option is being exercised is attached to this Notice of Stock Option Exercise. If Optionee is married, the Consent of Spouse set forth below must be completed by Optionee’s spouse.
The Optionee understands and agrees that the certificate(s) for Purchased Shares will be held in escrow by the Secretary of the Company in accordance with Section 4(c) of the Agreement. Photocopies of the certificate(s) for the Purchased Shares should be sent to the following address:

Optionee Signature:

Print Name:

Dated:

Signature of Optionee’s representative (if Optionee is deceased or incapacitated):

Print Name:

Dated:

***********************************************
CONSENT OF SPOUSE
     I acknowledge that I have read the foregoing Notice of Stock Option Exercise, along with the Agreement and the Plan referenced herein, and that I know the contents of such documents. I am aware that by its provisions any interest I may have in the Company, as community property or otherwise, may be sold or otherwise transferred on the occurrence of certain events. I hereby consent to such sale or transfer, approve of the provisions of the Agreement and agree that any interest I may have in the Company is subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement with respect to the sale or transfer of any such interest.
     I acknowledge that I have been given an opportunity to consult an attorney. I have either consulted with an attorney or I have voluntarily decided not to consult with an attorney regarding my rights under the Agreement. I realize that the Company is relying upon my consent in entering into the Agreement.

Spouse Signature:

Print Name:

Dated: